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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest Event reported): August 1, 2003

                       BOUNDLESS MOTOR SPORTS RACING, INC.
             (Exact name of registrant as specified in its charter)

                                    33-5203-D
                            (Commission File Number)



           Colorado                                       84-0953839
(State or other jurisdiction of               (IRS Employer Identification No.)
        incorporation)

                          1801 Gateway Blvd, Suite 105
                             Richardson, Texas 75080
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 679-5263


                                THE ENTITY, INC.
                                7609 Ralston Road
                             Arvada, Colorado 80002
                     (Former Name and address of Registrant)


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         Reference is made to the Current Report on Form 8-K filed by Boundless
Motor Sports Racing, Inc. on August 8, 2003 (the "Form 8-K"). Item 7 of the The Form 8-K is hereby amended to and restated in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro forma financial information.

         The Financial Statements set forth in Item 1, Part I of the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2003, are hereby incorporated by reference.

         The following unaudited pro forma consolidated balance sheet as of June 30, 2003 was prepared as if the Acquisitions were effective as of that date. The unaudited pro forma consolidated statements of operations for the nine months period ended June 30, 2003 and for the twelve months period ended September 30, 2002 was prepared as if the Acquisitions were effective as of October 1, 2001.

         During the periods presented, the Company was in the development stage and had no revenue generating operations; therefore, this pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and notes thereto. The pro forma financial information set forth below is presented for informational purposes only and is not necessarily indicative of the results that would have actually occurred had the events been consummated as of the dates presented or the results that may occur in the future.

                       BOUNDLESS MOTOR SPORTS RACING, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)



                                                                     JUNE 30, 2003
Assets

Current Assets
 Cash and cash equivalents                                            $       120
                                                                      -----------
Total Current Assets                                                          120
Long Term Assets
 Goodwill                                                                 498,579
 Intangible - Architecture Dev.                                            23,429
                                                                      -----------
Total Long Term Assets                                                    522,008

Total Assets                                                          $   522,128
                                                                      ===========

Liabilities

Current Liabilities
 Accounts Payable                                                     $    35,100
 Accrued Expenses                                                          46,991
 Notes Payable                                                             50,000
                                                                      -----------
Total Current Liabilities                                                 132,091

Long Term Liabilities                                                          --
                                                                      -----------

Total Liabilities                                                         132,091

Equity

Stock
 Preferred Stock
 $.01 par value,10,000,000 shares authorized,
 none issued and outstanding                                                   --

Common Stock
  $.0001 par value, 100,000,000 shares authorized,
  15,740,400 shares issued and outstanding                                  1,574
Additional Paid In Capital                                                507,968
Deficit Accumulated during Development Stage                             (119,505)
                                                                      -----------

Total Equity                                                              390,037

Total Liabilities & Equity                                            $   522,128
                                                                      ===========


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                       BOUNDLESS MOTOR SPORTS RACING, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                           NINE MONTHS ENDED   TWELVE MONTHS ENDED
                                             JUNE 30, 2003     SEPTEMBER 30, 2002
Income                                       $         --          $         --

Operating Expenses:
 Legal Fees                                        25,169                    --
 Consulting Fees                                  139,097                13,126
 Travel                                            58,572                    --
 Other Expenses                                    18,136                    --
                                             ------------          ------------
Total Operating Expenses                          240,974                13,126

Other Expenses
 Interest Expense                                                           680
                                                                   ------------
Total Other Expenses                                                     13,806

NET LOSS FROM OPERATIONS                     $   (240,974)         $    (13,806)
                                             ============          ============

Net Loss Per Common Share,
Basic and Diluted                            $      (0.02)         $         --

Weighted Average Common Stock
Shares Outstanding                             15,740,400            15,740,400

(c) Exhibits.

The following is a list of exhibits filed as part of this Current report on Form 8-K:

    99.1   Press Release dated August 1, 2003*

    99.2   Press Release dated August 1, 2003*

*Previously filed


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: OCTOBER 15, 2003              BOUNDLESS MOTOR SPORTS RACING, INC.


                                    By: /s/ Leslie Wulf

                                       Name:  Leslie Wulf
                                       Title: President